BlueLinx Quarterly Review Third Quarter 2016

2 Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; and other factors described in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended January 2, 2016, and in its periodic reports filed with the Securities and Exchange Commission from time to time. Unless otherwise indicated, all forward-looking statements are as of the date they are made, and we undertake no obligation to update these forward-looking statements, whether as a result of new information, the occurrence of future events, or otherwise. Some of the forward-looking statements discuss the company’s plans, strategies, expectations and intentions. They use words such as “expects”, “may”, “will”, “believes”, “should”, “approximately”, “anticipates”, “estimates”, “outlook”, and “plans”, and other variations of these and similar words, and one or more of which may be used in a positive or negative context. Immaterial Rounding Differences - Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. BlueLinx Holdings Inc.

3 The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The Company also believes that presentation of certain non-GAAP measures may be useful to investors. Any non-GAAP measures used herein are reconciled to the most relevant GAAP presentation. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBIDTA, as we define it, is net income (loss) adjusted for interest expense and all interest expense related items (e.g., write-off of debt issuance costs, charges associated with mortgage refinancing), income taxes, depreciation and amortization, and further adjusted to exclude certain non-cash items and other adjustments to Consolidated Net Income (Loss). Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should be not be considered in isolation from and is not intended to represent an alternative to our GAAP results. Further, we also exclude, as an additional measure which we refer to as Adjusted EBITDA less operational efficiency initiatives, the effects of certain initiatives we have undertaken such as facility closures and SKU rationalization, for period over period comparability. Adjusted sales and gross profit, a non-GAAP measure, are defined as net sales and gross profit at locations excluding the effect of operational efficiency initiatives; specifically, facility closures and the SKU rationalization initiative. We believe adjusted sales and gross profit are helpful in presenting comparability across periods without the effect of our operational efficiency initiatives. We also believe that adjusted sales and gross profit can be used by securities analyst, investors, and other interested parties in their evaluation of our company, to illustrate the effects of theses initiatives. We compensate for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more completed understanding of the factors and trends affecting the business than using GAAP results alone. he NON-GAAP FINANCIAL MEASURES

4 Mitch Lewis Chief Executive Officer

5 Key Emphasis • Continue initiatives to delever the Company ◦ Real estate monetization ◦ Sale/leaseback opportunities ◦ Working capital improvements • Emphasize local customer interaction to grow market share • Focus on sales excellence and customer experience Key Emphasis for BlueLinx

6 Susan O’Farrell Chief Financial Officer and Treasurer

7 Executive Summary – Third Quarter Results • Net Sales of $476.0 million ◦ Adjusted net sales1 increased of $16.5 million or 3.6% from Q3 2015 • Gross Profit of $60.1 million • Gross margin of 12.6% ◦ Adjusted gross margin1 increased by 40 basis points from Q3 2015 • Net Income of $15.0 million • Diluted earnings per share of $1.68 • Adjusted EBITDA of $11.1 million, up 5.4% from Q3 2015 ◦ Excluding strategic operational initiatives, up 16.1% • Debt principal reduction of $87.2 million from Q3 2015 1 Adjustments include strategic operational efficiency initiatives

8 Executive Summary – Year to Date Results • Net Sales of $1.46 billion ◦ Adjusted net sales1 increased $57.7 million from 2015 • Gross Profit of $175.0 million • Gross margin of 12.0% ◦ Adjusted gross margin1 was 12.6%, up 100 basis points from 2015 • Net Income of $5.7 million • Adjusted EBITDA of $30.7 million, up 49% from 2015 ◦ Excluding strategic operational initiatives, up $13.0 million or 78.2% from 2015 1 Adjustments include strategic operational efficiency initiatives

9 Improving Adjusted Gross Margin 1 GAAP gross margin of 12.6% adjusted for timing of unused accounting reserves from our strategic operational initiatives taken in the prior quarter and reversed in Q3 2016. Management believes adjusted gross margin better represents the performance of the company on an adjusted basis.

10 Delevering the Business • Successful execution on our real estate monetization initiative resulted in four property sales during the quarter, enabling us to pay down an additional $16.6 million on our debt principal in Q3 2016 • Our mortgage and revolving credit facilities decreased by $26.7 million and $60.5 million, respectively, from this period last year $452.5 $365.3 ($87.2)

11 Working Capital Efficiencies 7 day reduction • Cash cycle days for the third quarter 2016 were 55 days, a seven day improvement from third quarter 2015 and a five day improvement from third quarter 2014 • Operating working capital improved this quarter by $71.5 million when compared to the same period a year ago 1 Including outstanding checks 2 Cash Cycle days calculated on a trailing three month basis 3Q '14 3Q '15 3Q '16 Inventory 49 53 47 Accounts Receivable 34 34 33 Accounts Payable1 (23) (25) (25) Cash Cycle Days2 60 62 55 Cash Cycle Days

12 TOPIC PAGE Statements of Operations 13 Appendix

13 Statements of Operations $ in millions except per share amounts 2016 2015 2016 2015 Q3 Q3 YTD YTD Net sales $ 476.0 $ 517.8 $ 1,459.4 $ 1,488.4 Cost of sales 416.0 457.0 1,284.4 1,317.4 Gross profit 60.0 60.8 175.0 171.0 Gross margin % 12.6% 11.7% 12.0% 11.5 % Operating expenses: Selling, general, and administrative 49.1 49.9 157.0 150.6 Gains from sales of property (13.9) — (14.7) — Depreciation and amortization 2.2 2.4 7.1 7.2 Total operating expenses 37.4 52.3 149.4 157.8 Net operating income 22.6 8.5 25.6 13.2 Non-operating expenses: Interest expense 6.1 7.1 19.6 20.4 Other expense, net — 0.3 (0.3) 0.6 Income (loss) before provision for (benefit from) income taxes 16.5 1.1 6.3 (7.8) Provision for (benefit from) income taxes 1.5 0.5 0.6 (2.3) Net income (loss) $ 15.0 $ 0.6 $ 5.7 $ (5.5) Basic net income (loss) per share applicable to common stock $ 1.69 $ 0.06 $ 0.64 $ (0.63) Diluted net income (loss) per share applicable to common stock $ 1.68 $ 0.06 $ 0.64 $ (0.63)

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